SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2021
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS
15.	SUBSEQUENT EVENTS

Subsequent to December 31, 2021:
1)
The Company signed a letter of an intent to acquire another United States delivery service company (the “Acquiree”).  The total purchase price (the “Purchase Price”) is expected to be one time actual revenue of the Acquiree’s first 12 months of operations (expected to be USD$1,400,000), based on an earn-out schedule to be set forth in the definitive agreement, which will be payable in cash (60%) and in shares of ParcelPal’s common stock (40%), the stock portion of which shall be priced at-market based on the closing price of the common stock following the closing of the transaction.  Under the terms of the proposed transaction, this will be an asset sale and ParcelPal will acquire 100% of the Acquiree’s outstanding assets and revenues generated from this delivery service location, which is located in the western region of the United States.